                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A1

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT:                          MARCH 31, 1996
                          -----------------------------------------
                       (Date of earliest event reported)


                                FOODQUEST, INC.
                                --------------
            (Exact name of registrant as specified in its charter)


       FLORIDA                        0-20718             65-0343280
       ------------------             -------             ----------
(State or other jurisdiction          (Commission         (I.R.S. Employer
of incorporation)                     File Number)        Identification Number)


       11900 Biscayne Boulevard Suite 509 Miami, FL             33181
       --------------------------------------------             -----
         (Address of principal executive offices)             (Zip Code)


                                 (305)899-2585
                                 -------------
             (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b)     Pro forma financial information - filed herewith.

                Pro Forma Condensed Consolidated Statement of Operations for the Year Ended March 31, 1996, and Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996.


        (c)     Exhibits

                10.1 Purchase and Sale Agreement dated March 31, 1996, between the Registrant and Atlanta Foodquest, LLC - previously filed.


                10.2 Purchase and Sale Agreement dated March 31, 1996, between the Registrant and Roasters Corp. - previously filed.


                10.3 Management Agreement dated March 31, 1996, between the Registrant and Roasters Corp. - previously filed.

                                FOODQUEST, INC.
         INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                  (Unaudited)


                                 ____________


The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 1996 and pro forma condensed consolidated balance sheet as of March 31, 1996 present the sale to Atlanta FOODQUEST, LLC of the Company's two Atlanta area restaurants (the "Atlanta Restaurants"), and the contract to sell its Dade County restaurants to Roasters Corp. ( the "Dade Restaurants") as if the transactions had taken place at March 27, 1995 for the pro forma condensed consolidated statement of operations and March 31, 1996 for the pro forma condensed consolidated balance sheet.

The pro forma adjustments described in the notes to the pro forma consolidated financial information reflect a preliminary estimated allocation of the sale price to net assets and are subject to final determination.

The pro forma financial information does not purport to be indicative of the results which would have actually been obtained had the transactions been consummated as of the assumed dates and for the period presented or which may be obtained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of FOODQUEST.

                                FOODQUEST,INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                                March 31, 1996
                                  (Unaudited)

                                                                   FOODQUEST                                      FOODQUEST
                                                                   Historical              Pro Forma             Consolidated
                                                                    March 31,             Adjustments              Pro Forma
                                                                      1996                  Dr (Cr)                Condensed
                                                                      ----                  ------                 ---------

                                                                     ASSETS

Current assets:
Cash and cash equivalents                                     $     176,299          $     490,395  k, l        $     666,894
Receivables and refundable deposits                                  96,940                (19,324) k, l               77,416
Inventory                                                            54,341                (50,033) k, l                4,308
Prepaid expenses, and other current assets                           75,187                (18,627) k, l               56,560
Due from joint venture                                                5,734                   -                         5,734
                                                              -------------          -------------              -------------

     Total current assets                                           408,501                402,411                    810,912

Property and equipment                                            4,393,622             (3,710,090) k, l              683,532
Intangible assets                                                   275,789               (275,789) k, l                 -
Notes receivable, net of allowance for doubtful account                -                   795,459  k, l, m           795,459
                                                              -------------          -------------              -------------

     Total assets                                                 5,077,912             (2,788,009)                 2,289,903
                                                              =============          =============              =============

                                            LIABILITIES AND SHAREHOLDERS' EQUITY


Current liabilities:
Accounts payable                                                    911,156                (24,952) k, l              886,204
Accrued liabilities                                                 672,412               (190,639) k, l              481,773
Notes payable, current portion                                      567,326               (343,018) k, l              224,308
Other current liabilities                                           269,558                   -     k, l              269,558
Due to affiliate                                                    685,320               (685,320) k, l                 -
Capital leases, current portion                                     127,566                (99,996) k, l               27,570
                                                              -------------          -------------              -------------

     Total current liabilities                                    3,233,338             (1,343,925)                 1,889,413

Notes payable, net of current portion                             1,628,514             (1,483,402) k, l              145,112
Capital leases, net of current portion                              452,654               (326,446) k, l              126,208
Deferred rent                                                         3,218                   -                         3,218
                                                              -------------          -------------              -------------

     Total liabilities                                            5,317,724             (3,153,773)                 2,163,951
                                                              -------------          -------------              -------------

Common stock                                                         32,183                   -                        32,183
Additional paid-in capital                                       12,065,258                365,764 k, l            12,431,022
Accumulated deficit                                             (12,337,253)                  -                   (12,337,253)
                                                              -------------          -------------              -------------

     Total shareholders' equity                                    (239,812)               365,764                    125,952
                                                              -------------          -------------              -------------

     Total liabilities and shareholders' equity               $   5,077,912          $  (2,788,009)             $   2,289,903
                                                              =============          =============              =============


                  See notes to unaudited pro forma statements

                                FOODQUEST, INC.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                       for the year ended March 31, 1996
                                  (Unaudited)

                                              FOODQUEST
                                             Historical                                          FOODQUEST
                                             Year ended              Pro Forma                 Consolidated
                                              March 31,             Adjustments                  Pro Forma
                                                1996                  Dr (Cr)                    Condensed
                                          ===============        ===============             ===============
Restaurant revenues                       $     7,652,030        $    (6,047,457)  a,b       $     1,604,573
Franchise revenues                                421,795                    -                       421,795
Management fee income                              76,188                (76,188)   n                     -
                                          ---------------        ---------------             ---------------

Total revenues                                  8,150,013             (6,123,645)                  2,026,368

Restaurant operating expenses                   7,676,205             (5,740,335)  c,d             1,935,870
General and administrative                      1,325,170                    -                     1,325,170
Other expense                                   2,360,747                    -                     2,360,747
Depreciation and amortization                     491,591               (370,112) e,f,g              121,479
                                          ---------------        ---------------             ---------------

Total operating expenses                       11,853,713             (6,110,447)                  5,743,266
                                          ---------------        ---------------             ---------------

Operating loss                                 (3,703,700)               (13,198)                 (3,716,898)

Interest expense, net                            (277,573)               233,773  h,i,j              (43,800)

Equity in loss of joint venture                  (103,392)                   -                      (103,392)
                                          ---------------        ---------------             ---------------

Net loss before income tax benefit             (4,084,665)               220,575                  (3,864,090)

Income tax (provision)/benefit                        -                      -                           -
                                          ---------------        ---------------             ---------------

Net loss                                  $    (4,084,665)       $       220,575             $    (3,864,090)
                                          ===============        ===============             ===============

Net loss per common share                 $         (1.27)                                   $         (1.20)
                                          ===============                                    ===============

Weighted average number of                      3,218,271                                          3,218,271
                                          ===============                                    ===============
 common shares outstanding


                  See notes to unaudited pro forma statements

        NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

                                  __________

1.  Basis of presentation
    ---------------------

The accompanying unaudited pro forma condensed balance sheet as of March 31, 1996 and pro forma condensed statement of operations for the year ended March 31, 1996 is presented as if the Company had completed the sale of the Atlanta Restaurants and Dade Restaurants, on March 27, 1995 for the pro forma condensed statement of operations and on March 31, 1996 for the pro forma condensed balance sheet.

The historical pro forma condensed balance sheet as of March 31, 1996 was derived from the Company's unaudited financial statements dated March 31, 1996. The historical pro forma statement of operations for the year ended March 31, 1996 was derived from the Company's unaudited financial statements dated March 31, 1996.

2.  Unaudited Pro Forma Adjustments
    -------------------------------

A description of the adjustments included in the unaudited pro forma consolidated statement of operations are as follows:

a. To reflect a reduction in restaurant sales of $4,350,253 in conjunction with the Company's contract to sell the Dade Restaurants.

b. To reflect a reduction in restaurant sales of $1,697,204 in conjunction with the Company's agreement to sell the Atlanta Restaurants.

c. To reflect a reduction in restaurant operating expenses of $4,013,647 in conjunction with the Company's contract to sell Dade Restaurants.

d. To reflect a reduction in restaurant operating expenses of $1,726,688 in conjunction with the Company's agreements to sell the Atlanta Restaurants.

e. To reflect a reduction in depreciation expense of $244,148 in conjunction with the Company's contract to sell the Dade Restaurants.

f. To reflect a reduction in depreciation expense of $114,597 in conjunction with the Company's agreement to sell the Atlanta Restaurants.

g. To reflect a reduction in goodwill amortization expense of $11,367 in conjunction with the Company's contract to sell the Dade Restaurants.

h. To reflect a reduction in interest expense from the elimination of the following notes payable in conjunction with the Company's contract to sell the Dade Restaurants:

          (1) a note payable principal amount $139,542, with interest payable at 7%.
          (2) a note payable principal amount $161,672, with interest payable at 9%.
          (3) a note payable principal amount $146,000, with interest payable at the prime rate plus 2%.
          (4) a note payable principal amount $1,153,657, with interest payable at 10%.
          (5) a note payable principal amount $180,164, with interest payable at 12%.
          (6) a note payable principal amount $45,296, with interest payable at 10%.

i. To reflect a reduction in interest expense from the elimination of the following capital leases in conjunction with the Company's contract to sell the Dade Restaurants:

          (1) a capital lease principal amount $170,697 with interest payable at 13.4%.
          (2) a capital lease principal amount $155,958 with interest payable at 13%.
          (3) a capital lease principal amount $155,958 with interest payable at 13%.

j. To reflect a reduction in interest expense from the elimination of the following capital leases in conjunction with the Company's agreement to sell the Atlanta Restaurants:

          (1) a capital lease principal amount $139,510 with interest payable at 13.3%.
          (2) a capital lease principal amount $119,394 with interest payable at 10%.

k. To reflect the sale of the Dade Restaurants in accordance with the terms of the contract by and between the Company and Roasters Corp. The Company will sell its Dade Restaurants for $3,393,918 comprised of cash, the assumption of third party debt and the cancellation of debt owed by the Company to Roasters Corp. In accordance with the terms of the contract the Company issued to Roasters a note payable principal amount $500,000 to be repaid at the time of the contract closing. This is a preliminary allocation of the sale price and is subject to final determination.

l. To reflect the sale of the Atlanta Restaurants in accordance with the terms of the agreement by and between the Company and Atlanta FOODQUEST, LLC. The Company sold its interest in the Atlanta Restaurants on March 31, 1996 for approximately $1,300,000, to Atlanta FOODQUEST in exchange for a 49.9% interest in that partnership. The purchase price is comprised of a note receivable principal amount $1,011,423, the assumption of amounts owed to Roasters Corp., and the assumption of third party debt.

m. To reflect a valuation allowance of $215,964 on the note receivable, principal amount $1,011,423, received in the sale of the Atlanta Restaurants to Atlanta FOODQUEST.

n. To reflect a reduction in management fee income of $76,188 in accordance with the terms of the contract to sell the Dade Restaurants.

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: May 29, 1996                      FOODQUEST, INC.
- ------------------

                                        By:/s/ Ronald T. Linares
                                        ------------------------
                                        Ronald T. Linares
                                        Vice President and
                                        Chief Financial Officer